Exhibit 10.51


                                                            [EXECUTION ORIGINAL]

                                 PROMISSORY NOTE

$375,000.00                                                   Richmond, Virginia
                                                                   April 8, 1998

         For  Value   Received,   the   undersigned   Spurlock   Family  Limited
Partnership, a Virginia limited partnership (the "Maker") unconditionally promises to pay to the order of Spurlock Adhesives, Inc. (including any subsequent holder hereof, the "Holder"), without offset or deduction, at 209 West Main Street, Waverly, Virginia 23890, except as provided herein or at such other place as the Holder may designate, the principal sum of Three Hundred Seventy-Five Thousand and No/100 Dollars ($375,000.00), together with interest on the unpaid principal balance hereof from the date hereof until this Note is paid in full. The unpaid principal balance hereof shall bear interest at a rate of nine percent (9%) per annum.

         Principal and interest hereunder shall be due and payable as follows:

         (a) Interest shall be payable monthly, in advance, beginning on April 8, 1998 and consecutively on the same calendar day of each such month thereafter; and

         (b) Principal shall be payable in a single payment on April 8, 2001.

provided that, if not sooner paid, all unpaid principal and accrued but unpaid interest hereunder shall be due and payable on the third (3rd) anniversary of the date of this Note. Interest shall be computed on the basis of a 365-day year and shall be paid for the actual number of days elapsed.

         All payments made on account of the indebtedness evidenced by this Note shall be made without offset or deduction in lawful money of the United States of America in immediately available funds and shall be applied first to the payment of interest accrued on the unpaid principal balance from time to time remaining unpaid, and the remainder of such payments shall be applied on account of principal.

         In the event any payment of principal or interest due under this Note is made more than fifteen (15) days after the date when the same is due, then the Lender shall be entitled to collect a "late charge" in an amount equal to five percent (5%) of such payment.

         The Maker may prepay this Note in whole or in part at any time and from time to time, without penalty. Any partial prepayments shall be expressly identified as a prepayment and shall be in an amount of not less than Two Thousand Five Hundred and No/100 Dollars ($2,500.00).

         The Maker hereby expressly agrees that, upon default in the payment of principal at maturity or after acceleration as herein provided, the outstanding principal balance shall continue to bear interest at the rate of nine percent (9%) per annum.

IMPORTANT NOTICE: THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

         Until this Note has been satisfied in full, the Maker shall provide to the Holder annual financial statements on or before each anniversary of this
Note in such a form as the Holder may reasonably prescribe, which financial statements shall be certified to be true and correct by the general partner of said partnership.

         This Note has been made and is delivered pursuant to a certain Settlement Agreement (the "Settlement Agreement") dated April 8, 1998 by and among Spurlock Industries, Inc., Spurlock Adhesives, Inc., Spurlock Family Limited Partnership, H. Norman Spurlock, Jr. and Harold N. Spurlock, Sr. regarding (a) the settlement of certain claims by Spurlock Industries, Inc. and Spurlock Adhesives, Inc. against H. Norman Spurlock, Jr. with respect to certain actions of H. Norman Spurlock, Jr. while serving as an officer, director and employee of Spurlock Industries, Inc. and Spurlock Adhesives, Inc., respectively and (b) the redemption by the Maker of H. Norman Spurlock, Jr.'s partnership interest in the Maker. Accordingly, the Maker hereof represents that the obligation represented by this Note is for business purposes.

         This Note is secured as provided in a certain Pledge and Security Agreement (the "Pledge and Security Agreement"), dated April 8, 1998 by and between Spurlock Adhesives, Inc. and the Spurlock Family Limited Partnership and as further provided in a certain Unconditional Guaranty (the "Unconditional Guaranty"), dated April 8, 1998 executed by Harold N. Spurlock, Sr. ("Guarantor") in favor of the Holder.

         The entire principal amount hereof, together with all accrued interest, shall immediately become due and payable (without demand for payment, notice of nonpayment (except as provided below), presentment, notice of dishonor, protest, notice of protest, or any other notice or demand, all of which the Maker hereby waives) at the option of the Holder upon the occurrence of a Default hereunder (failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent Default). A "Default" hereunder shall be deemed to have occurred if any one or more of the following occurs:

         (a) The Maker fails to pay when due any installment of principal or interest on this Note and such failure shall continue for a period of ten (10) days after notice of non-payment by the Holder to the Maker;

         (b) Spurlock Family Limited Partnership has breached any provision of this Note, other than item (a) immediately above and such breach shall continue for a period of ten (10) days after notice of non-payment by the Holder to the Maker;

         (c) Any of Spurlock Family Limited Partnership or the Guarantor, as applicable, shall have breached a provision of the Settlement Agreement or defaulted under the Pledge and Security Agreement or the Unconditional Guaranty (collectively, this Note, the Settlement Agreement, the Pledge and Security Agreement and the Unconditional Guaranty are herein referred to as the "Settlement Documents");


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

         (d) Discovery that any representation, warranty or statement made in any of the Settlement Documents or any certificate, report or opinion delivered pursuant hereto or in connection herewith was incorrect, incomplete or misleading in any material respect on or as of the date made or deemed made;

         (e) A change of greater than twenty-five percent (25%) in ownership interest shall occur in the ownership or control of Spurlock Family Limited Partnership or Spurlock Family Corporation
                 (except (i) as expressly contemplated in the Settlement Documents, or (ii) a change resulting from the death of one or more partners);

         (f) Spurlock Family Limited Partnership dissolves, terminates, merges, reorganizes, consolidates, changes its general partner or sells or otherwise transfers a material portion of its assets (except as expressly contemplated in the Settlement Documents);

         (g) Spurlock Family Corporation dissolves, terminates, merges, reorganizes, consolidates, sells or otherwise transfers a material portion of its assets (except as expressly contemplated in the Settlement Documents);

         (h) Spurlock Family Limited Partnership shall: (i) make a general assignment for the benefit of creditors, (ii) file a petition, pleading or motion under any bankruptcy or other law for the relief or aid of debtors seeking reorganization, liquidation, dissolution or other relief as a debtor or (iii) consent to or acquiesce in the appointment of a receiver, custodian, liquidator, trustee or other similar official, for the whole or any substantial part of its assets, or for any part of any collateral securing this Note; or

         (i) A petition, pleading or motion shall be filed (i) against Spurlock Family Limited Partnership under any bankruptcy or other law for the relief of or aid of debtors seeking reorganization, liquidation, dissolution or other debtor relief for such person or (ii) seeking to appoint a receiver, custodian, liquidator, trustee or other similar official for Spurlock Family Limited Partnership, for the whole or any substantial part of its assets, or for any part of any collateral securing this Note, and such petition, pleading or motion is not dismissed within thirty (30) days after the filing thereof, or any order for relief or appointment entered as a result of the filing of such petition, pleading or motion is not stayed within seven (7) days after the entry thereof.

         In the event that the Maker fails to pay in full any installment due hereunder on or before its due date, in addition to the penalty, interest and acceleration provisions herein set forth, the Maker agrees to pay all costs and expenses incurred by the Holder in connection with the enforcement of this Note, the collection of the indebtedness evidenced hereby, the collection of any judgment rendered hereon, and/or the defense of any claim arising out of, or in any way related to this Note, including, without limitation, reasonable attorneys' fees.


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

         The Maker, any co-maker, or endorser of, or grantor of collateral with respect to, this Note and all others who may become liable for all or any part of this obligation, agree hereby to be jointly and severally bound, and jointly and severally waive and renounce any and all homestead and other exemption rights and the benefit of all valuation and appraisement privileges as against the debt or any renewal or extension thereof, and further waive demand, protest, notice of non-payment (except as otherwise provided herein) and any and all lack of diligence or delays in collection or enforcement hereof, and expressly consent to any extension of time, release of any party liable for this obligation, release of any of the collateral for this Note, acceptance of other collateral for this Note, or any other indulgence or forbearance whatsoever. Any such extension, release, modification, indulgence or forbearance under this Note may be made without notice to such party and without in any way affecting the personal liability of such party.

         THE UNDERSIGNED, SPURLOCK FAMILY LIMITED PARTNERSHIP, HAS MADE, CONSTITUTED AND APPOINTED, AND BY THESE PRESENTS DOES HEREBY IRREVOCABLY APPOINT
W. SCOTT STREET, III AND WILLIAM L. PITMAN, AS ITS TRUE AND LAWFUL ATTORNEYS-IN-FACT, EITHER OF WHOM IS HEREBY AUTHORIZED FOR THE UNDERSIGNED AND IN THE NAME OF THE UNDERSIGNED TO CONFESS JUDGMENT AGAINST THE UNDERSIGNED IN FAVOR OF THE HOLDER OF THIS NOTE IN THE CLERK'S OFFICE OF THE CIRCUIT COURT OF THE CITY OF RICHMOND, VIRGINIA OR IN ANY OTHER COURT OF PROPER JURISDICTION, FOR THE UNPAID BALANCE OF THE INDEBTEDNESS EVIDENCED BY THIS NOTE, PLUS INTEREST, COSTS, EXPENSES AND ATTORNEYS' FEES AS SPECIFIED HEREIN UPON THE OCCURRENCE OF A DEFAULT UNDER THIS NOTE. THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST. THIS POWER OF ATTORNEY SHALL NOT TERMINATE IN THE EVENT OF THE DISSOLUTION OF SPURLOCK FAMILY LIMITED PARTNERSHIP.

         The undersigned stipulates that this Note shall be governed by and construed under the laws of the Commonwealth of Virginia, without reference to its conflicts of laws provisions.

         No amendment, modification, termination, or waiver of any provision of this Note, nor any consent to any departure by the Maker from any term of this Note, shall in any event be effective unless it is in writing and signed by the party against whom such action is sought to be enforced, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given. In the event that any provision of this Note is determined to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining provisions of this Note.


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

         All notices, requests and demands to or upon the respective parties shall be in writing and shall be deemed to have been given or made when delivered in person or received via certified mail, postage prepaid, return receipt requested, addressed:

         In the case of the Holder to:     Spurlock Adhesives, Inc.
                                           209 West Main Street
                                           Waverly, Virginia  23890
                                           Attention:  Mr. Phillip S. Sumpter

         with a copy to:                   William L. Pitman, Esquire
                                           Williams, Mullen, Christian & Dobbins
                                           1021 East Cary Street, 16th Floor
                                           Richmond, Virginia  23219

         In the case of the Maker to:      Spurlock Family Limited Partnership
                                           c/o Harold N. Spurlock, Sr.
                                           1616 Blair Road
                                           Petersburg, Virginia  23805

         with a copy to:                   Hugh M. Fain, III, Esquire
                                           Spotts, Smith, Fain & Buis
                                           411 East Franklin Street, Suite 601
                                           Richmond, Virginia  23219

or to such other addresses as may be specified by any party in a written notice given to the other parties.

         This Note shall apply to and bind the Maker, and its respective successors and assigns.


                            [SIGNATURES ON NEXT PAGE]



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


         WITNESS the following signature.

                                     MAKER:


                                     SPURLOCK FAMILY LIMITED PARTNERSHIP

                                     By:  Spurlock Family Corporation,
                                             Its General Partner


                                     By: /s/ Harold N. Spurlock, Sr.
                                         ---------------------------------------
                                         Harold N. Spurlock, Sr.,
                                         Its President

                                     EIN:
                                     Address: 5090 General Mahone Highway
                                              Waverly, Virginia 23890

COMMONWEALTH OF VIRGINIA,

CITY/COUNTY OF RICHMOND, to wit:


         The foregoing instrument was acknowledged before me, a notary public in and for the jurisdiction aforesaid, this 10th day of April, 1998, by Harold N. Spurlock, Sr., President of Spurlock Family Corporation, which is the General Partner of Spurlock Family Limited Partnership, on behalf of the partnership.


                                             /s/
                                             -----------------------------------
                                             Notary Public


My commission expires: 01/31/2000
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